Exhibit 99.1

Contacts:
	Charles N. Funk	David A. Meinert
	President and CEO	Executive Vice President and CFO
	MidWestOne Financial Group, Inc.	MidWestOne Financial Group, Inc.
	(319) 356-5800	(319) 356-5800

FOR IMMEDIATE RELEASE

ISB FINANCIAL CORP. AND MIDWESTONE FINANCIAL GROUP, INC.

COMPLETE MERGER OF EQUALS TRANSACTION

Combined company to operate under the name “MidWestOne Financial Group, Inc.”

Iowa City, Iowa (March 14, 2008, 4:00 p.m. CDT) – ISB Financial Corp., the holding company for Iowa State Bank & Trust Company and First State Bank, and MidWestOne Financial Group, Inc., the holding company for MidWestOne Bank, announced today that they have completed their merger-of-equals transaction. As a result of the merger, shares of the combined company, which will operate under the name “MidWestOne Financial Group, Inc.,” will begin trading Monday, March 17, on the NASDAQ Global Select Market under the symbol “MOFG.” The combined company currently has total assets of approximately $1.5 billion and 29 banking offices in Iowa, and is the third largest (based on deposits at December 31, 2007) independent publicly-traded bank holding company headquartered in Iowa. Principal offices of the new MidWestOne are located at 120 South Clinton St., Iowa City, Iowa.

“For 73 years, ISB Financial’s three operating principles have been to take good care of our customers, to hire and retain excellent employees, and to always conduct our affairs with the utmost integrity. As we look at MidWestOne, it is clear that they have embodied these principles as well. That, combined with the commonly shared strong support of community, is what this merger is all about,” commented Charles N. Funk, the President and Chief Executive Officer of the new MidWestOne.

The company intends to consolidate its three subsidiary banks, subject to regulatory approval, in the third quarter of 2008 and operate under the name MidWestOne Bank. The consolidated bank is expected to have total deposits exceeding $1.1 billion. W. Richard Summerwill, the combined company’s Chairman of the Board and the former Chief Executive Officer of ISB Financial Corp., will serve as Chairman of the Board of the new MidWestOne Bank and Mr. Funk will serve as President and Chief Executive Officer. David A. Meinert, the Executive Vice President and Chief Financial Officer of the former MidWestOne, will serve as the Executive Vice President, Chief Financial Officer and Treasurer of the new MidWestOne and MidWestOne Bank.

W. Richard Summerwill, Chairman of the Board of the new MidWestOne, stated, “Both organizations are represented by strong community banks. These banks have always concentrated on taking care of their customers and their communities. Together, the banks’ customers and communities will benefit even more as our values expand across the state of Iowa.” Charles S. Howard, the Vice Chairman of the Board of the new MidWestOne and the former Chairman, President and Chief Executive Officer of the former MidWestOne, stated, “ISB Financial is a great organization that shares our belief that community banking is the best way to provide financial services. I believe the strengths both companies bring to this merger will provide long-term benefits to our customers, employees, communities and shareholders. I’m excited about the future of the new MidWestOne.”

Under the terms of the agreement, shareholders of the former MidWestOne will receive 0.95 share of new MidWestOne common stock for each share of former MidWestOne common stock they own. In the near future, instructions regarding the procedures for the exchange of shares will be sent to former MidWestOne shareholders.

After the consolidation of the subsidiary banks, the new MidWestOne Bank will have a trust and wealth management unit with approximately $674 million of assets under management. In addition, MidWestOne provides insurance services through a wholly-owned subsidiary, MidWestOne Insurance Services, Inc., and financial planning and brokerage services through MidWestOne Investment Services, a division of MidWestOne Bank.

ISB Financial Corp. was advised by Keefe Bruyette & Woods, Inc., which rendered a fairness opinion to the ISB Financial board of directors, and Barack Ferrazzano Kirschbaum & Nagelberg LLP served as its legal advisor. The former MidWestOne Financial Group, Inc. was advised by Sandler O’Neill + Partners L.P. and Howe Barnes Hoefer & Arnett, Inc., both of which rendered a fairness opinion to the former MidWestOne board of directors, and Vedder Price P.C. served as its legal advisor.

Additional Information About MidWestOne Financial Group, Inc.

MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne Financial Group has three wholly-owned banking subsidiaries with a total of 29 banking offices in Iowa. Iowa State Bank & Trust Company is headquartered in Iowa City, Iowa, with 7 banking centers. On December 31, 2007, Iowa State Bank & Trust Company had total assets of $590 million. MidWestOne Bank is headquartered in Oskaloosa, Iowa, with 19 banking centers. On December 31, 2007, MidWestOne Bank had total assets of $780 million. First State Bank is headquartered in Conrad, Iowa, with 3 banking centers. On December 31, 2007, First State Bank had total assets of $109 million. MidWestOne Financial Group, Inc. provides electronic delivery of financial services through its websites, www.isbt.com, www.midwestonebank.com and www.firststatebankia.com.

MidWestOne Financial Group, Inc. provides trust and wealth management services through units of its three subsidiary banks. As of December 31, 2007, Iowa State Bank & Trust Company, MidWestOne Bank and First State Bank collectively had approximately $674 million in assets under administration. MidWestOne Insurance Services, Inc. is a wholly-owned subsidiary of MidWestOne Financial Group that provides insurance agency services out of its headquarters in Pella, Iowa. For the year ended December 31, 2007, MidWestOne Insurance Services generated $518,000 in revenue. MidWestOne Investment Services, a division of MidWestOne Bank, provides financial planning and brokerage services out of its headquarters in Pella, Iowa. For the year ended December 31, 2007, MidWestOne Investment Services generated $815,000 in revenue.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27 of the Securities Act of 1933, as amended. MidWestOne Financial Group, Inc. intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of MidWestOne Financial Group are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. MidWestOne Financial Group’s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of MidWestOne Financial Group and its subsidiaries include, but are not limited to: the risk that the businesses of the former ISB Financial Corp. and the former MidWestOne Financial Group, Inc. will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; the companies’ implementation of new technologies; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. MidWestOne Financial Group undertakes no obligation to update publicly any of these statements in light of future events except as may be required in subsequent periodic reports filed with the SEC.